Exhibit 99.1

D-Wave, a Global Leader in Quantum Computing Systems, Software and Services Announces Plans to Bring Commercial Quantum Computing to Public Markets Via Transaction with DPCM Capital, Inc.

Transaction expected to accelerate D-Wave’s ability to expand quantum computing beyond theory and government-funded research to innovative commercial quantum solutions for enterprises

Transaction to result in up to $340 million USD in gross proceeds, including a $40 million USD PIPE, with participation from PSP Investments, Goldman Sachs Asset Management, NEC Corporation, Yorkville Advisors, and Aegis Group Partners. Pro-forma implied market capitalization of the combined company is up to $1.6 billion USD

Strengthens D-Wave’s impact as a center of Canadian quantum computing innovation and technology

BURNABY, B.C., PALO ALTO, Calf., MIAMI (Feb. 8, 2022) – D-Wave Systems Inc., a leader in quantum computing systems, software, and services—and the only provider building both annealing and gate-model quantum computers (“D-Wave” or the “Company”)—announced today that it has entered into a definitive transaction agreement with DPCM Capital, Inc. (NYSE: XPOA), a publicly traded special purpose acquisition company (“DPCM Capital”). As described below and subject to certain limitations, an innovative feature of the transaction provides DPCM Capital’s non-redeeming public stockholders the opportunity to receive a pro rata portion of a bonus pool of 5 million shares at transaction close.

The transaction is expected to enhance D-Wave’s leadership in commercial quantum computing and accelerate quantum use cases into significant customer segments, including manufacturing, logistics, pharmaceuticals, finance, and government. Upon closing of the transaction, shares of D-Wave Quantum Inc., a newly formed parent company of D-Wave and DPCM Capital, are expected to trade on the NYSE under the symbol “QBTS.”

The computational value of quantum computing underpins the promise of even greater societal and business impact—from the creation of new products and identification of new lines of business, to solutions unimagined in weather modeling, global supply chain distribution, financial market optimization, drug discovery, and new materials.

“Today marks an inflection point signaling that quantum computing has moved beyond just theory and government-funded research to deliver commercial quantum solutions for business,” said Alan Baratz, CEO, D-Wave. “D-Wave, along with DPCM Capital and our new and long-term investors PSP Investments, Goldman Sachs Asset Management (Goldman Sachs), NEC Corporation, Yorkville Advisors, and Aegis Group Partners, collectively believe that this isn’t a moment of hope or science. Instead, we believe this event represents a moment of practical value creation for customers and for investors. We are working with our customers to identify applications with high likelihood of quantum value and to translate those problems to run on the quantum computer and then validate that value. We expect this ‘value creation and validation’ to accelerate as an increasing number of diverse use cases emerge—creating a robust cycle of product delivery, application development, and market growth.”

D-Wave will use the proceeds from the transaction to further accelerate its delivery of in-production quantum applications for blue-chip customers and to build on the 200 plus U.S. patents that have been granted to D-Wave since its founding in 1999. The transaction also represents a milestone in Canada’s market-leading development of a robust quantum ecosystem. Ground-breaking research and development (R&D) will continue to be centered at D-Wave’s British Columbia-based Quantum Center for Excellence. D-Wave’s R&D focus will be on the next generations of annealing quantum computers, advancing its gate-model program, and continuing to enhance D-Wave’s Leap™ quantum cloud service, hybrid solvers, and software development tools. D-Wave expects to continue to grow its global footprint beyond the United States, Canada, Europe, Japan, Singapore, and Australia to other emerging markets for quantum computing.

“While quantum computing is complex, its value and benefits are quite simple: finding solutions to problems that couldn’t be previously solved, or solving problems faster with more optimal results,” said Emil Michael, CEO, DPCM Capital, Inc. “D-Wave is at the forefront of developing this market, already delivering the significant benefits of quantum computing to major companies across the globe. As the only quantum computing company in the world that is building both annealing and gate-model quantum computers, D-Wave will have access to the full projected $150 billion quantum computing total addressable market (TAM). With the near-term TAM expected to exceed $1 billion, and the potential for the TAM to rapidly expand as annealing quantum computing applications mature and gate-model applications emerge, we are confident that D-Wave will continue to deliver long-term value to stockholders by accelerating the commercial quantum computing market.”

The need for quantum is real today, and it is accelerating: In a 2020 report by 451 Research, a S&P Global market intelligence company, 31% of enterprises surveyed stated that they had abandoned complex problems because of the time required for resolution. The report also found that 39% of companies are currently experimenting with quantum computing, and 81% of companies plan to have quantum use cases in the next three years.

Enhancing D-Wave’s Leadership in Commercial Quantum Computing

We believe D-Wave is at the forefront of delivering the benefits of quantum to a range of customer segments and is the only quantum computing company demonstrating the commercial value of quantum computing to a blue-chip customer base. D-Wave is also the only quantum computing provider that has operational and commercial experience running a quantum computing business at scale. D-Wave’s commercial customers include 25 of Forbes’ Global 2000 companies including industry leaders like Volkswagen, Toyota’s R&D Labs, Accenture, BBVA, NEC Corporation, Save-On-Foods, DENSO, and Lockheed Martin. In addition to the enterprise customers already actively using D-Wave, thousands of developers across the globe have built hundreds of early quantum applications in diverse areas that include resource scheduling, mobility, logistics, drug discovery, portfolio optimization, manufacturing processes, and many more.

D-Wave’s Key Advantages:

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D-Wave is the only company in the world building both annealing and gate-model quantum computers. This is important because different types of quantum systems benefit different types of quantum applications: D-Wave’s annealing systems are designed to unlock complex optimization problems; gate-model and annealing systems can both solve linear algebraic and factoring problems, like those in machine learning and cryptography; and D-Wave’s gate-model program is expected to produce systems that are most suited for differential equations, like those in quantum chemistry.

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D-Wave is the first, and only, provider to offer real-time, full-stack quantum systems: from superconducting quantum processing unit (QPU) chip fabrication that powers the quantum systems, to hardware engineering, post-processing software, quantum hybrid solvers, and open-source developer tools. This approach, coupled with real-time quantum cloud delivery of these products, yields a regular, rapid product-to-market benefit for customers.

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D-Wave is also the only company today with a quantum computer that supports business applications at production scale. Delivered as Quantum Computing as a Service (QCaaS) in D-Wave’s Leap quantum-cloud service and available in 38 countries, D-Wave provides both broad access and professional services-enabled quantum hybrid application development.

All of this contributes to the acceleration of the use of, and demand for, quantum computing.

Transaction Overview:

The transaction values D-Wave at an equity value of approximately $1.2 billion USD. The transaction also includes an innovative incentive structure, whereby a bonus pool of 5 million shares will be allocated pro rata to non-redeeming public stockholders of DPCM Capital, effectively reducing their cost basis. A similar bonus pool of up to 1.8 million shares has been established for Private Investment in Public Equity (“PIPE”) investors to ensure the same effective cost basis for PIPE investors as for public stockholders of DPCM Capital.

The combined company will receive $300 million USD in gross proceeds from DPCM Capital’s trust account—assuming no redemptions by DPCM Capital’s public stockholders—as well as $40 million USD in gross proceeds from a group of strategic and institutional investors participating in the transaction via a committed PIPE. The PIPE is led by new and existing investors including leading Canadian public-sector pension-plan manager PSP Investments, NEC Corporation, Goldman Sachs, Yorkville Advisors, and Aegis Group Partners.

Following closing, the combined company will continue to operate from D-Wave’s R&D and head office location in British Columbia, Canada.

The transaction, which has been unanimously approved by the Board of Directors of D-Wave as well as the Board of Directors of DPCM Capital, is expected to close in the second quarter of 2022, subject to the satisfaction of customary closing conditions, including the approval of the stockholders of DPCM Capital.

Additional information about the proposed transaction, including a copy of the transaction agreement and investor presentation, will be provided in a Current Report on Form 8-K and in D-Wave Quantum Inc.’s registration statement on Form S-4, which will include a document that serves as a prospectus of D-Wave Quantum Inc. and proxy statement of DPCM Capital—referred to as a proxy statement/prospectus—each of which will be filed by D-Wave Quantum Inc. and DPCM Capital with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Conference Call Information:

DPCM Capital’s investor webcast presentation reviewing the transaction can be accessed by visiting D-Wave’s investor relations site here. A transcript of the webcast will also be filed by DPCM Capital with the SEC.

Advisors

Morgan Stanley & Co. LLC (“Morgan Stanley”) is serving as the exclusive financial advisor to D-Wave. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Blake, Cassels & Graydon LLP are serving as legal counsel to D-Wave. Citigroup Global Markets Inc. (“Citigroup”) is serving as the lead capital markets advisor to DPCM Capital. UBS Investment Bank is also serving as capital markets advisor to DPCM Capital. Greenberg Traurig LLP and Stikeman Elliott LLP are serving as legal counsel to DPCM Capital. Morgan Stanley and Citigroup are also acting as placement agents for DPCM Capital with respect to a portion of the PIPE financing raised for certain Qualified Institutional Buyers and Institutional “Accredited Investors.” Morgan Stanley and Citigroup did not act as placement agents or participate in any role with respect to, and will not earn any fees from, the portion of the PIPE financing which was conducted by D-Wave. Longview Communications and Public Affairs is serving as D-Wave’s Canadian public affairs advisor.

About D-Wave Systems Inc.

D-Wave is a leader in the development and delivery of quantum computing systems, software and services, and is the world’s first commercial supplier of quantum computers—and the only company developing both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modeling. D-Wave’s systems are being used by some of the world’s most advanced organizations, including NEC Corporation, Volkswagen, DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory. With headquarters and the Quantum Engineering Center of Excellence based near Vancouver, Canada, D-Wave’s U.S. operations are based in Palo Alto, Calif. D-Wave has a blue-chip investor base that includes PSP Investments, Goldman Sachs, BDC Capital, NEC Corp., Aegis Group Partners, and In-Q-Tel.

About DPCM Capital Inc.:

DPCM Capital, Inc. is a special purpose acquisition company led by Chairman and CEO Emil Michael, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business in combination with one or more businesses. UBS Securities LLC acted as sole book-running manager for DPCM Capital’s initial public offering. Its common stock, units, and warrants began trading on the NYSE on Oct. 23, 2020, under the ticker symbols XPOA, XPOA.U and XPOA WS, respectively. Affiliated with the SPAC at the board, management and advisory level, is a team made up of entrepreneurs and operators, including Eric Schmidt, former CEO of Google, Betsy Atkins, a world-class governance expert and enterprise entrepreneur, and Denmark West, one of the early members of the team at Microsoft’s Xbox.

Important Information About the Proposed Transaction and Where to Find It:

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by D-Wave Quantum Inc. that will include a prospectus with respect to the combined company’s securities, to be issued in connection with the transaction and a proxy statement with respect to the stockholder meeting of DPCM Capital to vote on the transaction. D-Wave Quantum Inc. and DPCM Capital urge investors, stockholders, and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about D-Wave Quantum Inc., DPCM Capital, D-Wave, and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of DPCM Capital as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form S-4—including the proxy statement/prospectus and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the proposed transaction; the listing of D-Wave Quantum Inc.’s shares; the amount and use of the proceeds of the proposed transaction; the combined company’s future growth and innovations; the increased adoption of quantum computing solutions and expansion of related market opportunities and use cases; the total addressable market for quantum computing; the consummation of private placements conducted in connection with the proposed transaction; the initial market capitalization of D-Wave Quantum Inc.; the amount of funds available in DPCM’s trust account as a result of stockholder redemptions or otherwise; and the anticipated benefits of the proposed transaction. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DPCM’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and in the proxy statement/prospectus to be filed by D-Wave Quantum Inc. in connection with the proposed transaction, and other filings with the SEC, as well as factors associated with companies, such as D-Wave, that are engaged in the business of quantum computing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; the ability to complete the proposed transaction due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the definitive transaction agreement or otherwise; the occurrence of any event that could give rise to the termination of the definitive transaction agreement; risks related to the uncertainty of the forecasted financial information; the outcome of any legal proceedings that may be instituted against DPCM, D-Wave, or D-Wave Quantum Inc. related to the definitive transaction agreement or the proposed transaction; risks related to the performance of combined company’s business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of the combined company’s products; the effects of competition on the combined company’s business; the failure to realize the anticipated benefits of the proposed transaction; the risk that the combined company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the amount of redemption requests made by DPCM’s public stockholders; the risk that the combined company may never achieve or sustain profitability; the risk that D-Wave is unable to secure or protect its intellectual property; volatility in the price of DPCM’s securities; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; and the risk that D-Wave Quantum Inc.’s securities will not be approved for listing on the NYSE or, if approved, maintain the listing. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that D-Wave Quantum Inc., DPCM Capital, or D-Wave will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to D-Wave Quantum Inc., DPCM Capital, or D-Wave, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

D-Wave Quantum Inc., DPCM Capital, and D-Wave, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of DPCM Capital’s stockholders in respect of the transaction. Information about the directors and executive officers of DPCM Capital is set forth in DPCM Capital’s filings with the SEC. Information about the directors and executive officers of D-Wave Quantum Inc. and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to DPCM Capital’s stockholders in connection with the proposed transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Contacts

For D-Wave:

Investor Contact:

Kevin Hunt

ir@dwavesys.com

Media Contact:

Addy Bhasin

Launch Squad

media@dwavesys.com

For DPCM Capital:

Megan Kilkenny

mkilkenny@hstrategies.com